Exhibit 10.122

EXECUTION COPY

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST

Issuer

And

BNY MIDWEST TRUST COMPANY

Indenture Trustee

Series 2006-A INDENTURE SUPPLEMENT

Dated as of April 28, 2006

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

Page

EXHIBITS

EXHIBIT A-1	Form of Rule 144A Global Note
EXHIBIT A-2	Form of Temporary Regulation S Global Note
EXHIBIT A-3	Form of Permanent Regulation S Global Note
EXHIBIT B	Form of Certificate to be Given by Noteholders
EXHIBIT C	Form of Certificate to be Given by Euroclear or Clearstream
EXHIBIT D	Form of Certificate to be Given by Transferee of Beneficial Interest In a Temporary Regulation S Global Note
EXHIBIT E-1	Form of Class A, Class M and Class B Regulation S Global Note to Rule 144A Global Note Transfer Certificate
EXHIBIT E-2	Form of Class A, Class M and Class B Rule 144A Global Note to Regulation S Global Note Transfer Certificate
EXHIBIT F	Form of Monthly Noteholders’ Statement
EXHIBIT G-1	Form of Class A Swap
EXHIBIT G-2	Form of Class M Swap
EXHIBIT G-3	Form of Class B Swap
EXHIBIT G-4	Form of Class C Swap
EXHIBIT H	Form of Pre-Funding Release Notice
EXHIBIT I	Form of Monthly Payment Instructions and Notification to Trustee
SCHEDULE I	Perfection Representations, Warranties and Covenants

SERIES 2006-A INDENTURE SUPPLEMENT, dated as of April 28, 2006 (the “Indenture Supplement”), between WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, a statutory trust organized and existing under the laws of the State of Delaware (herein, the “Issuer” or the “Trust”), and BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001, between the Issuer and the Indenture Trustee, as amended by Omnibus Amendment, dated as of March 31, 2003, among the Transferor, the Issuer, World Financial Network National Bank, individually and as Servicer, World Financial Network Credit Card Master Trust, BNY Midwest Trust Company, as trustee of World Financial Network Credit Card Master Trust and as Indenture Trustee, and as further amended by Supplemental Indenture No. 1, dated as of August 13, 2003, between the Issuer and the Indenture Trustee (as amended, the “Indenture”, and, together with this Indenture Supplement, the “Agreement”).

Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

ARTICLE I.

Creation of the Series 2006-A Notes

Section 1.1 Designation.

(a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “World Financial Network Credit Card Master Note Trust, Series 2006-A” or the “Series 2006-A Notes.” The Series 2006-A Notes shall be issued in four Classes, known as the “Class A Series 2006-A Floating Rate Asset Backed Notes,” the “Class M Series 2006-A Floating Rate Asset Backed Notes,” the “Class B Series 2006-A Floating Rate Asset Backed Notes,” and the “Class C Series 2006-A Floating Rate Asset Backed Notes.”

(b) Series 2006-A shall be included in Group One and shall be a Principal Sharing Series. Series 2006-A shall be an Excess Allocation Series with respect to Group One only.

ARTICLE II.

Definitions

Section 2.1 Definitions.

(a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Accumulation Shortfall” means (a) for the first Distribution Date during the Controlled Accumulation Period, zero; and (b) thereafter, for any Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i) for the previous Distribution Date.

“Additional Interest” means, for any Distribution Date, Class A Additional Interest, Class M Additional Interest, Class B Additional Interest and Class C Additional Interest for such Distribution Date.

“Additional Minimum Transferor Amount” means (a) as of any date of determination falling in November, December and January of each calendar year, the product of (i) 2% and (ii) the sum of (A) the Aggregate Principal Receivables and (B) if such date of determination occurs prior to the Certificate Trust Termination Date, the amount on deposit in the Excess Funding Account and (b) as of any date of determination falling in any other month, zero; provided that the amount specified in clause (a) shall be without duplication with the amount specified as the “Additional Minimum Transferor Amount” in any future supplement to the Pooling and Servicing Agreement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a) and in the Indenture Supplement relating to the Series 2002-A Notes, Series 2002-VFN Notes, Series 2003-A Notes, Series 2004-A Notes, Series 2004-B Notes or Series 2004-C Notes (or in any future Indenture Supplement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a)). The Additional Minimum Transferor Amount is specified pursuant to Section 8.7 of this Indenture Supplement as an additional amount to be considered part of the Minimum Transferor Amount.

“Adjusted Initial Collateral Amount” means, as of any date of determination, the Initial Collateral Amount, plus (ii) the aggregate amount of funds released from the Pre-Funding Account pursuant to Section 4.18(d) on or prior to such date of determination.

“Aggregate Investor Default Amount” means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

“Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction:

(a) the numerator of which shall be equal to:

(i) (x) for Principal Collections for any Monthly Period during the Revolving Period following the Monthly Period in which the Series 2004-B Allocation Percentage is reduced to zero and (y) for Finance Charge Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date), less any reductions to be made to the Collateral Amount on account of principal payments or deposits to the Principal Accumulation Account to be made on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated;

(ii) for Principal Collections during the Early Amortization Period and the Controlled Accumulation Period, in each case for any Monthly Period following the Monthly Period in which the Series 2004-B Allocation Percentage is reduced to zero, the Collateral Amount at the end of the last day of the Revolving Period; or

(iii) for Principal Collections for any Monthly Period for which the Series 2004-B Allocation Percentage is greater than zero, the Initial Collateral Amount; and

(b) the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series and all outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than any Series represented by the Collateral Certificate) on such date of determination provided, that if one or more Reset Dates occur in a Monthly Period, the Allocation Percentage for the portion of the Monthly Period falling on and after such Reset Date and prior to any subsequent Reset Date will be recalculated for such period as of the close of business on the subject Reset Date.

“Available Cash Collateral Amount” means with respect to any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account made or to be made with respect to such date) and (b) the Required Cash Collateral Amount for such Transfer Date.

“Available Finance Charge Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2006-A for such Monthly Period, plus (c) Principal Accumulation Investment Proceeds, if any, with respect to the related Transfer Date, plus (d) interest and earnings on funds on deposit in the Reserve Account, Cash Collateral Account, the Pre-Funding Account and Spread Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to subsections 4.10(b), 4.11(b), 4.12(b) and 4.18(c), respectively, plus (e) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to subsection 4.10(d), plus (f) any Net Swap Receipts for the related Distribution Date.

“Available Funding Period Reserve Amount” means, on any date, the amount on deposit in the Funding Period Reserve Account (after taking into account any interest and investment earnings retained in the Funding Period Reserve Account pursuant to Section 4.19(b) on such date).

“Available Principal Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to

Section 4.6 are required to be applied on the related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2006-A for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.4(a)(vi) and (vii) for the related Distribution Date.

“Available Reserve Account Amount” means, for any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.4(a)(x) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

“Available Spread Account Amount” means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount, in each case on such Transfer Date.

“Base Rate” means, (a) for any Monthly Period during the Funding Period, the Trust Base Rate and (b) for any other Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of (a) the Monthly Interest, (b) the Net Swap Payments and (c) the Noteholder Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.

“Benefit Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a “plan” within the meaning of Section 4975(e)(1) of the Code or an entity whose underlying assets include “plan assets” of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in such entity.

“Cash Collateral Account” is defined in Section 4.11(a).

“Class A Additional Interest” is defined in subsection 4.2(a).

“Class A Counterparty” means Royal Bank of Canada or the counterparty under any interest rate swap with respect to the Class A Notes obtained pursuant to Section 4.17.

“Class A Deficiency Amount” is defined in subsection 4.2(a).

“Class A Margin” means a per annum rate of 0.13%.

“Class A Monthly Interest” is defined in subsection 4.2(a).

“Class A Net Interest Obligation” means, for any Distribution Date: (a) if there are Class A Net Swap Payments due on that Distribution Date, the sum of the Class A Net Swap Payments and the Class A Monthly Interest for that Distribution Date; (b) if there are Class A Net Swap Receipts due on that Distribution Date, the result of the Class A Monthly Interest for that Distribution Date, minus the Class A Net Swap Receipts for that Distribution Date; and (c) if the Class A Swap has terminated for any reason, the Class A Monthly Interest for that Distribution Date.

“Class A Net Swap Payment” means, with respect to any Distribution Date, any net amount payable by the Issuer under the Class A Swap as a result of LIBOR being less than the Class A Swap Rate. For the avoidance of doubt, Class A Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

“Class A Net Swap Receipt” means, with respect to any Distribution Date, any net amount payable by the Class A Counterparty as a result of LIBOR being greater than the Class A Swap Rate. For the avoidance of doubt, Class A Net Swap Receipts do not include early termination payments.

“Class A Note Initial Principal Balance” means $395,000,000.

“Class A Note Interest Rate” means a per annum rate equal to the Class A Margin, plus LIBOR as determined on the LIBOR Determination Date for the applicable Distribution Period.

“Class A Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

“Class A Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3.

“Class A Required Amount” means, for any Distribution Date, an amount equal to the excess of the amounts described in subsection 4.4(a)(i) over the sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).

“Class A Swap” means an interest rate swap agreement with respect to the Class A Notes between the Trust and the Class A Counterparty substantially in the form of Exhibit G-1 to this Indenture Supplement, or such other form as shall have satisfied the Rating Agency Condition.

“Class A Swap Rate” means, with respect to any Distribution Date, the fixed rate per annum indicated on Schedule I to the ISDA confirmation for the Class A Swap for the period end date falling on such Distribution Date.

“Class B Additional Interest” is defined in subsection 4.2(c).

“Class B Counterparty” means Royal Bank of Canada or the counterparty under any interest rate swap with respect to the
Class B Notes obtained pursuant to Section 4.17.

“Class B Deficiency Amount” is defined in subsection 4.2(c).

“Class B Margin” means a per annum rate of 0.35%.

“Class B Monthly Interest” is defined in subsection 4.2(c).

“Class B Net Interest Obligation” means, for any Distribution Date: (a) if there are Class B Net Swap Payments due on that Distribution Date, the sum of the Class B Net Swap Payments and the Class B Monthly Interest for that Distribution Date; (b) if there are Class B Net Swap Receipts due on that Distribution Date, the result of the Class B Monthly Interest for that Distribution Date, minus the Class B Net Swap Receipts for that Distribution Date; and (c) if the Class B Swap has terminated for any reason, the Class B Monthly Interest for that Distribution Date.

“Class B Net Swap Payment” means, with respect to any Distribution Date, any net amount payable by the Issuer under the Class B Swap as a result of LIBOR being less than the Class B Swap Rate. For the avoidance of doubt, Class B Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

“Class B Net Swap Receipt” means, with respect to any Distribution Date, any net amount payable by the Class B Counterparty as a result of LIBOR being greater than the Class B Swap Rate. For the avoidance of doubt, Class B Net Swap Receipts do not include early termination payments.

“Class B Note Initial Principal Balance” means $23,750,000.

“Class B Note Interest Rate” means a per annum rate equal to the Class B Margin, plus LIBOR as determined on the LIBOR Determination Date for the applicable Distribution Period.

“Class B Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3.

“Class B Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(iii) over the sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).

“Class B Swap” means an interest rate swap agreement between the Trust and the Class B Counterparty substantially in the form of Exhibit G-3 to this Indenture Supplement, or such other form as shall have satisfied the Rating Agency Condition.

“Class B Swap Rate” means, with respect to any Distribution Date, the fixed rate per annum indicated on Schedule I to the ISDA confirmation for the Class B Swap for the period end date falling on such Distribution Date.

“Class C Additional Interest” is defined in subsection 4.2(d).

“Class C Counterparty” means Royal Bank of Canada or the counterparty under any interest rate swap with respect to the Class C Notes obtained pursuant to Section 4.17.

“Class C Deficiency Amount” is defined in subsection 4.2(d).

“Class C Monthly Interest” is defined in subsection 4.2(d).

“Class C Net Interest Obligation” means, for any Distribution Date: (a) if there are Class C Net Swap Payments due on that Distribution Date, the sum of the Class C Net Swap Payments and the Class C Monthly Interest for that Distribution Date; (b) if there are Class C Net Swap Receipts due on that Distribution Date, the result of the Class C Monthly Interest for that Distribution Date, minus the Class C Net Swap Receipts for that Distribution Date; and (c) if the Class C Swap has terminated for any reason, the Class C Monthly Interest for that Distribution Date.

“Class C Net Swap Payment” means, with respect to any Distribution Date, any net amount payable by the Issuer under the Class C Swap as a result of LIBOR being less than the Class C Swap Rate. For the avoidance of doubt, Class C Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

“Class C Net Swap Receipt” means, with respect to any Distribution Date, any net amount payable by the Class C Counterparty as a result of LIBOR being greater than the Class C Swap Rate. For the avoidance of doubt, Class C Net Swap Receipts do not include early termination payments.

“Class C Note Initial Principal Balance” means $62,500,000.

“Class C Note Purchase Agreement” means the Purchase Agreement, dated as of April 24, 2006, between WFN, the Transferor and the initial purchaser of the Class C Notes.

“Class C Note Interest Rate” means the rate specified in the Class C Note Purchase Agreement; provided that such rate shall not exceed a per annum rate of 0.60% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Distribution Period.

“Class C Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

“Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.

“Class C Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-4.

“Class C Swap” means, an interest rate swap agreement, with respect to the Class C Notes between the Trust and the Class C Counterparty substantially in the form of Exhibit G-4 to this Indenture Supplement, or other form as shall have satisfied the Rating Agency Condition.

“Class C Swap Rate” means, with respect to any Distribution Date, the fixed rate per annum indicated on Schedule I to the ISDA confirmation for the Class C Swap for the period end date falling on such Distribution Date.

“Class C Swap Required Amount” means, for any Distribution Date, an amount equal to the excess of the Class C Net Swap Payment for such Distribution Date over the sum of (a) Available Finance Charge Collections applied to pay such Class C Net Swap Payment pursuant to subsection 4.4(a)(v)(B), (b) any amount withdrawn from the Cash Collateral Account and applied to pay such Class C Net Swap Payment pursuant to subsection 4.11(c) and (c) any amount withdrawn from the Spread Account and applied to pay such Class C Net Swap Payment pursuant to subsection 4.12(c).

“Class M Additional Interest” is defined in subsection 4.2(b).

“Class M Counterparty” means Royal Bank of Canada or the counterparty under any interest rate swap with respect to the Class M Notes obtained pursuant to Section 4.17.

“Class M Deficiency Amount” is defined in subsection 4.2(b).

“Class M Margin” means a per annum rate of 0.21%.

“Class M Monthly Interest” is defined in subsection 4.2(b).

“Class M Net Interest Obligation” means, for any Distribution Date: (a) if there are Class M Net Swap Payments due on that Distribution Date, the sum of the Class M Net Swap Payments and the Class M Monthly Interest for that Distribution Date; (b) if there are Class M Net Swap Receipts due on that Distribution Date, the result of the Class M Monthly Interest for that Distribution Date, minus the Class M Net Swap Receipts for that Distribution Date; and (c) if the Class M Swap has terminated for any reason, the Class M Monthly Interest for that Distribution Date.

“Class M Net Swap Payment” means, with respect to any Distribution Date, any net amount payable by the Issuer under the Class M Swap as a result of LIBOR being less than the Class M Swap Rate. For the avoidance of doubt, Class M Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

“Class M Net Swap Receipt” means, with respect to any Distribution Date, any net amount payable by the Class M Counterparty as a result of LIBOR being greater than the Class M Swap Rate. For the avoidance of doubt, Class M Net Swap Receipts do not include early termination payments.

“Class M Note Initial Principal Balance” means $18,750,000.

“Class M Note Interest Rate” means a per annum rate equal to the Class M Margin, plus LIBOR as determined on the LIBOR Determination Date for the applicable Distribution Period.

“Class M Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class M Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class M Noteholders on or prior to such date.

“Class M Noteholder” means the Person in whose name a Class M Note is registered in the Note Register.

“Class M Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3.

“Class M Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(ii) over the sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).

“Class M Swap” means an interest rate swap agreement between the Trust and the Class M Counterparty substantially in the form of Exhibit G-2 to this Indenture Supplement, or such other form as shall have satisfied the Rating Agency Condition.

“Class M Swap Rate” means, with respect to any Distribution Date, the fixed rate per annum indicated on Schedule I to the ISDA confirmation for the Class M Swap for the period end date falling on such Distribution Date.

“Closing Date” means April 28, 2006.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral Amount” means, as of any date of determination, an amount equal to the result of (a) $500,000,000, minus (b) the Pre-Funded Amount on such date of determination (after giving effect to any withdrawal from the Pre-Funding Account on such date of determination), minus (c) the amount of principal previously paid to the Series 2006-A Noteholders (other than any principal payments made from funds on deposit in the Spread Account), minus (d) the balance on deposit in the Principal Accumulation Account, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

“Controlled Accumulation Amount” means, for any Transfer Date with respect to the Controlled Accumulation Period, $41,666,667; provided, however, that if the Controlled Accumulation Period Length is determined to be less than 12 months pursuant to Section 4.14, the Controlled Accumulation Amount shall be equal to (i) the Note Principal Balance divided by (ii) the Controlled Accumulation Period Length; provided, further, that the Controlled Accumulation Amount for any Distribution Date shall not exceed the Note Principal Balance minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

“Controlled Accumulation Period” means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on April 1, 2012 or such later date as is determined in accordance with Sections 4.14, and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series Termination Date.

“Controlled Accumulation Period Length” is defined in subsection 4.14.

“Controlled Deposit Amount” means, for any Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.

“Counterparty” means the Class A Counterparty, the Class M Counterparty, the Class B Counterparty or the Class C Counterparty.

“Covered Amount” means an amount, determined as of each Transfer Date for any Distribution Period, equal to the sum of (a) the product of (i) the Class A Net Interest Obligation times (ii) a fraction, (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account, up to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, plus (b) the product of (i) the Class M Net Interest Obligation times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, up to the Class M Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class M Note Principal Balance as of the Record Date preceding such Transfer Date, plus (c) the product of (i) the Class B Net Interest Obligation times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Note Principal Balance and the Class M Note Principal Balance as of the Record Date preceding such Transfer Date, up to the Class B Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class B Note Principal Balance as of the Record Date preceding such Transfer Date, plus (d) the product of (i) the Class C Net Interest Obligation times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Note Principal Balance, the Class M Note Principal Balance and the Class B Note Principal Balance, in each case as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class C Note Principal Balance as of the Record Date preceding such Transfer Date.

“Default Amount” means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to WFN or the Transferor) in such Defaulted Account on the day it became a Defaulted Account.

“Defaulted Account” means an Account in which there are Defaulted Receivables.

“Depository” means The Depository Trust Company, as initial Depository, or any successor Clearing Agency appointed by the Issuer.

“Designated Maturity” means, for any LIBOR Determination Date, one month; provided that LIBOR for the initial Distribution Period will be determined by straight-line interpolation (based on the actual number of days in the initial Distribution Period) between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

“Dilution” means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or because such Receivable is an Excess Fraud Receivable or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

“Distribution Account” is defined in subsection 4.9(a).

“Distribution Date” means June 15, 2006 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Distribution Period” means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

“Early Amortization Period” means the period commencing on the date on which a Trust Early Amortization Event or a Series 2006-A Early Amortization Event is deemed to occur and ending on the Series Termination Date.

“Eligible Investments” is defined in Annex A to the Indenture; provided that solely for purposes of Section 4.12(b), references to the “highest investment category” of S&P shall mean A-2 and of Moody’s shall mean P-2; and provided, further, that Eligible Investments shall include a guaranteed investment contract provided by a Person having a long-term debt rating of not less than Aa3 by Moody’s, AA- by S&P and AA- by Fitch, or a Person having a short-term debt rating of not less than P-1 by Moody’s, A-1+ by S&P and F-1 by Fitch.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Excess Spread Percentage” means, for any Monthly Period, a percentage equal to the Portfolio Yield for such Monthly Period, minus the Base Rate for such Monthly Period.

“Expected Principal Payment Date” means the April 2013 Distribution Date.

“Finance Charge Account” is defined in Section 4.9(a).

“Finance Charge Collections” means Collections of Finance Charge Receivables.

“Finance Charge Shortfall” is defined in Section 4.7.

“Funding Period” shall mean the period from and including the Closing Date to and including the earliest of (x) the first day on which the Collateral Amount equals the aggregate outstanding principal amount of the Series 2006-A Notes, (y) the commencement of the Early Amortization Period and (z) August 31, 2006.

“Funding Period Draw Amount” shall mean, with respect to each Transfer Date during the Funding Period and the Transfer Date immediately preceding the Funding Period Termination Distribution Date, the lesser of (a) the Available Funding Period Reserve Amount and (b) the Pre-Funding Interest Amount for such Transfer Date.

“Funding Period Reserve Account” shall have the meaning set forth in Section 4.19(a).

“Funding Period Termination Distribution Date” shall mean the first Distribution Date to occur on or after the last day of the Funding Period.

“Group One” means Series 2002-A, Series 2002-VFN, Series 2003-A, Series 2004-A, Series 2004-B, Series 2004-C, Series 2006-A, the outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than Series represented by the Collateral Certificate) and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

“Initial Collateral Amount” means $50,000,000.

“Initial Purchaser” is defined in the Purchase Agreement.

“Investment Earnings” means, for any Distribution Date, all interest and earnings on Eligible Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

“Investor Charge-Offs” is defined in Section 4.5.

“Investor Default Amount” means, with respect to any Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Allocation Percentage on the day such Account became a Defaulted Account.

“Investor Finance Charge Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Finance Charge Collections (including Net Recoveries treated as Finance Charge Collections) retained or deposited in the Finance Charge Account for Series 2006-A pursuant to subsection 4.1(b)(i) for such Monthly Period.

“Investor Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2006-A pursuant to subsection 4.1(b)(ii) for such Monthly Period.

“Investor Uncovered Dilution Amount” means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if a Reset Date occurs during that Monthly Period), times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to Section 3.9(a) of the Transfer and Servicing Agreement or Section 3.9(a) of the Pooling and Servicing Agreement but has not been made; provided that, if the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Investor Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

“LIBOR” means, for any Distribution Period, an interest rate per annum for each Distribution Period determined by the Indenture Trustee in accordance with the provisions of Section 4.16.

“LIBOR Determination Date” means (i) April 26, 2006 for the period from and including the Closing Date through and including June 14, 2006 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Distribution Period.

“London Business Day” means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Minimum Transferor Amount” means (a) prior to the Certificate Trust Termination Date, the “Minimum Transferor Amount” under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the “Minimum Transferor Amount” as defined in Annex A to the Indenture.

“Monthly Interest” means, for any Distribution Date, the sum of the Class A Monthly Interest, the Class M Monthly Interest, the Class B Monthly Interest, and the Class C Monthly Interest for such Distribution Date.

“Monthly Period” means the period from and including the first day of the calendar month preceding a related Distribution Date to and including the last day of such calendar month; provided that the Monthly Period related to the June 2006 Distribution Date shall mean the period from and including the Closing Date to and including the last day of May 2006.

“Monthly Principal” is defined in Section 4.3.

“Monthly Principal Reallocation Amount” means, for any Monthly Period, an amount equal to the sum of:

(a) the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) 21.00% and (II) the Adjusted Initial Collateral Amount, minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero;

(b) the lower of (i) the Class M Required Amount and (ii) the greater of (A)(x) the product of (I) 17.25% and (II) the Adjusted Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause (a) above) and (B) zero; and

(c) the lower of (i) the sum of the Class B Required Amount, the Servicing Fee Required Amount and the Class C Swap Required Amount and (ii) the greater of (A)(x) the product of (I) 12.50% and (II) the Adjusted Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a) and (b) above) and (B) zero.

“Net Interest Obligation” means, for any Distribution Date, the sum of the Class A Net Interest Obligation, the Class M Net Interest Obligation, the Class B Net Interest Obligation and the Class C Net Interest Obligation for such Distribution Date.

“Net Swap Payments” means, with respect to any Distribution Date, collectively, the Class A Net Swap Payment, the Class M Net Swap Payment, the Class B Net Swap Payment and the Class C Net Swap Payment for such Distribution Date.

“Net Swap Receipts” means, collectively, the Class A Net Swap Receipt, the Class M Net Swap Receipt, the Class B Net Swap Receipt and the Class C Net Swap Receipt for such Distribution Date.

“Note Principal Balance” means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class M Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

“Noteholder Servicing Fee” is defined in Section 3.1.

“Percentage Allocation” is defined in subsection 4.1(b)(ii)(y).

“Permanent Regulation S Global Notes” is defined in subsection 8.2(c)(ii).

“Portfolio Yield” means, (a) for any Monthly Period during the Funding Period, the Trust Portfolio Yield and (b) for any other Monthly Period, the annualized percentage equivalent of a fraction, (i) the numerator of which is equal to (x) the Available Finance Charge Collections (excluding any Excess Finance Charge Collections), minus (y) the Aggregate Investor Default Amount and the Uncovered Dilution Amount for such Monthly Period and (ii) the denominator of which is the Collateral Amount plus amounts on deposit in Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.

“Pre-Funded Amount” shall mean the amount on deposit in the Pre-Funding Account from time to time, excluding any investment income on funds on deposit therein.

“Pre-Funding Account” shall mean the account established and maintained pursuant to Section 4.18(a).

“Pre-Funding Interest Amount” means, for any Transfer Date during the Funding Period, the excess, if any, of:

(i) the product of

(A) the Net Interest Obligation,

multiplied by

(B) a fraction, the numerator of which is equal to the Pre-Funded Amount on the last day of the second preceding Monthly Period (or with respect to the first Distribution Date, the Closing Date), and the denominator of which is equal to the outstanding principal amount of the Series 2006-A Notes on the last day of the second preceding Monthly Period (or with respect to the first Distribution Date, the Closing Date), over

(ii) the interest and investment earnings on Eligible Investments in the Pre-Funding Account (net of investment losses and expenses) treated as Available Finance Charge Collections pursuant to Section 4.18(c) on such Transfer Date.

“Pre-Funding Release Notice” is defined in Section 4.18(d).

“Pre-Funding Release Period” means the period (a) commencing on (and including) the later of (i) July 1, 2006 and (ii) the first day of the “Controlled Accumulation Period” (as defined in the Series 2004-B Indenture Supplement) for the Series 2004-B Notes and (b) ending on (and including) the last day of the Funding Period.

“Principal Account” is defined in subsection 4.9(a).

“Principal Accumulation Account” is defined in Section 4.9(a).

“Principal Accumulation Account Balance” means, for any date of determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

“Principal Accumulation Investment Proceeds” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Principal Collections” means Collections of Principal Receivables.

“Principal Shortfall” is defined in Section 4.8.

“Purchase Agreement” means the Note Purchase Agreement, dated as of April 24, 2006, among World Financial Network National Bank, the Transferor and Barclays Capital, Inc., as representative of the several initial purchasers identified therein.

“QIBs” means “qualified institutional buyers” as defined in Rule 144A under the Securities Act.

“Quarterly Excess Spread Percentage” means (a) with respect to the June 2006 Distribution Date, the Excess Spread Percentage for such Distribution Date, (b) with respect to the July 2006 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the June 2006 Distribution Date and (ii) the Excess Spread Percentage with respect to the July 2006 Distribution Date and the denominator of which is two, (c) with respect to the August 2006 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the June 2006 Distribution Date (ii) the Excess Spread Percentage with respect to the July 2006 Distribution Date and (iii) the Excess Spread Percentage with respect to the August 2006 Distribution Date and the denominator of which is three and (d) with respect to the September 2006 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages determined with respect to such Distribution Date and the immediately preceding two Distribution Dates and the denominator of which is three.

“Rating Agency” means each of Fitch, Moody’s and Standard & Poor’s.

“Reallocated Principal Collections” means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.6 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

“Reassignment Amount” means, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related Distribution Date and any Monthly Interest previously due but not distributed to the Series 2006-A Noteholders, plus (iii) the amount of Additional Interest, if any, for the related Distribution Date and any Additional Interest previously due but not distributed to the Series 2006-A Noteholders on a prior Distribution Date.

“Reference Banks” means four major banks in the London interbank market selected by the Servicer.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Notes” is defined in subsection 8.2(c)(ii).

“Required Cash Collateral Amount” means, for any date of determination, the lesser of (a) (i) with respect to any date of determination during the Funding Period, the sum of (x) $1,750,000; plus (y) 9.25% of the amount of funds withdrawn from the Pre-Funding Account pursuant to Section 4.18(d) on or prior to such date of determination or (ii) with respect to any other date of determination, 3.50% of the Note Principal Balance; and (b) the Note Principal Balance, minus the Principal Accumulation Account Balance (after taking into account deposits to the Principal Accumulation Account on such Transfer Date and payments to be made on the related Distribution Date); provided that during an Early Amortization Period, the Required Cash Collateral Amount shall equal the lesser of (i) the amount described in the preceding clause (b)

and (ii) the Required Cash Collateral Amount on the last day of the Revolving Period; and provided, further, that the Transferor may reduce the Required Cash Collateral Amount at any time if the Indenture Trustee has been provided evidence that the Rating Agency Condition has been satisfied.

“Required Draw Amount” is defined in subsection 4.11(c).

“Required Funding Period Reserve Amount” means (a) with respect to any day during the Monthly Period immediately preceding the June 2006 Distribution Date and any day during the Monthly Period immediately preceding the July 2006 Distribution Dates, $1,630,000; (b) with respect to any day during the Monthly Period immediately preceding the August 2006 Distribution Date, an amount equal to the product of (i) the Pre-Funded Amount as of the end of the second Monthly Period preceding such Distribution Date, (ii) the Weighted Average Fixed Rate; and (iii) 29/360; (c) with respect to any day during the Monthly Period immediately preceding the September 2006 Distribution Date, an amount equal to the product of (i) the Pre-Funded Amount as of the end of second Monthly Period preceding such Distribution Date, (ii) the Weighted Average Fixed Rate and (iii) 31/360.

“Required Reserve Account Amount” means, for any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the Note Principal Balance or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 2006-A.

“Required Retained Transferor Percentage” means, for purposes of Series 2006-A, 4%.

“Required Spread Account Amount” means, for any Distribution Date, (a) the product of (i) the Spread Account Percentage in effect on such date and (ii) during (x) the Revolving Period, the Collateral Amount, and (y) thereafter, the Collateral Amount as of the last day of the Revolving Period; provided that after the occurrence of an Event of Default resulting in acceleration of the Series 2006-A Notes, the Required Spread Account Amount shall equal the Note Principal Balance (after taking into account any payments to be made on such Distribution Date); and provided, further, that, except as described in the preceding proviso following the acceleration of the Series 2006-A Notes, in no event will the Required Spread Account Amount exceed the Class C Note Principal Balance (after taking into account any payments to be made on such Distribution Date).

“Reserve Account” is defined in subsection 4.10(a).

“Reserve Account Funding Date” means the Transfer Date designated by the Servicer which occurs not later than (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.14); (b) the first Transfer Date for which the Quarterly Excess Spread Percentage is less than 2%, but in such event the

Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Quarterly Excess Spread Percentage is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Quarterly Excess Spread Percentage is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period; provided, however, that subject to satisfaction of the Rating Agency Condition, the Reserve Account Funding Date may be any date selected by the Servicer.

“Reserve Account Surplus” means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

“Reserve Draw Amount” means, with respect to each Transfer Date relating to the Controlled Accumulation Period or the first Transfer Date relating to the Early Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Transfer Date.

“Reset Date” means:

(a) each Addition Date and each “Addition Date” (as such term is defined in the Pooling and Servicing Agreement), in each case relating to Supplemental Accounts;

(b) each Removal Date and each “Removal Date” (as such term is defined in the Pooling and Servicing Agreement) on which, if any Series of Notes or any Series under (and as defined in) the Pooling and Servicing Agreement has been paid in full, Principal Receivables equal to the Initial Collateral Amount for that Series are removed from the Receivables Trust;

(c) each date on which there is an increase in the outstanding balance of any Variable Interest or “Variable Interest” (as such term is defined in the Pooling and Servicing Agreement); and

(d) each date on which a new Series, Class or subclass of Notes is issued and each date on which a new “Series” or “Class” (each as defined in the Pooling and Servicing Agreement) of investor certificates is issued by the Certificate Trust.

“Revolving Period” means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Global Note” is defined in subsection 8.2(c)(i).

“Series 2004-B Allocation Percentage” means, for any Monthly Period, the “Allocation Percentage” as such term is defined in the Series 2004-B Indenture Supplement for purposes of allocating Principal Collections to Series 2004-B for such Monthly Period.

“Series 2004-B Indenture Supplement” means the Series 2004-B Indenture Supplement to Master Indenture, dated as of September 22, 2004, between the Issuer and the Indenture Trustee.

“Series 2006-A” means the Series of Notes the terms of which are specified in this Indenture Supplement.

“Series 2006-A Early Amortization Event” is defined in Section 6.1.

“Series 2006-A Final Maturity Date” means the February 2017 Distribution Date.

“Series 2006-A Note” means a Class A Note, a Class M Note, a Class B Note or a Class C Note.

“Series 2006-A Noteholder” means a Class A Noteholder, a Class M Noteholder, a Class B Noteholder or a Class C Noteholder.

“Series Account” means, (a) with respect to Series 2006-A, the Finance Charge Account, the Principal Account, the Principal Accumulation Account, the Distribution Account, the Pre-Funding Account, the Cash Collateral Account, the Reserve Account, the Spread Account and the Funding Period Reserve Account and (b) with respect to any other Series, the “Series Accounts” for such Series as specified in the Indenture and the applicable Indenture Supplement for such Series.

“Series Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the Allocation Percentages for Finance Charge Receivables for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Receivables for all outstanding Series as of the close of business on the subject Reset Date.

“Series Servicing Fee Percentage” means 2% per annum.

“Series Termination Date” means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series 2006-A Final Maturity Date.

“Servicing Fee Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(iv) over the sum of (a) the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).

“Specified Transferor Amount” means, at any time, the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) at that time.

“Spread Account” is defined in subsection 4.12(a).

“Spread Account Deficiency” means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

“Spread Account Percentage” means, for any Distribution Date, (i) 0.00% if the Quarterly Excess Spread Percentage on such Distribution Date is greater than or equal to 6.0%, (ii) 1.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 6.0% and greater than or equal to 5.5%, (iii) 1.50% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 5.5% and greater than or equal 5.0%, (iv) 2.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 5.0% and greater than or equal to 4.5%, (v) 2.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 4.5% and greater than or equal to 4.0%, (vi) 3.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 4.0% and greater than or equal to 3.0%, (vii) 3.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 3.0% and greater than or equal to 2.5%, and (viii) 4.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 2.5%; provided, that:

(a) if the Spread Account Percentage for a Distribution Date is greater than 1.50%, then the Spread Account Percentage shall not decrease to a lower percentage until the first subsequent Distribution Date on which the arithmetic mean of the Quarterly Excess Spread Percentages for such subsequent Distribution Date and for the two Distribution Dates immediately prior to such subsequent Distribution Date is greater than or equal to the lowest Quarterly Excess Spread Percentage associated with a lower Spread Account Percentage;

(b) if the Spread Account Percentage for a Distribution is equal 1.50%, then the Spread Account Percentage shall not decrease to a lower percentage until the first subsequent Distribution Date on which the arithmetic mean of the Quarterly Excess Spread Percentages for such subsequent Distribution Date and for the Distribution Date immediately prior to such subsequent Distribution Date is greater than or equal to the lowest Quarterly Excess Spread Percentage associated with a lower Spread Account Percentage;

(c) in no event will the Spread Account Percentage decrease by more than one of the levels specified above between any two Distribution Dates;1

[1]

For example, if the Spread Account Percentage on one Distribution Date were 1.50%, then the Spread Account Percentage for the next Distribution Date could not be less than 1.25%, even if the Quarterly Excess Spread Percentage on such next Distribution Date were greater than or equal to 6.0%

(d) if an Early Amortization Event is deemed to occur with respect to Series 2006-A, the Spread Account Percentage shall be 12.5%; and

(e) the Spread Account Percentage may be decreased by the Transferor with the consent of the Class C Noteholders if the Rating Agency Condition shall have been satisfied with respect to such decrease.

“Target Amount” is defined in subsection 4.1(b)(i).

“Telerate Page 3750” means the display page currently so designated on the Moneyline Telerate Service (or such page as may replace that page in that service for the purpose of displaying comparable rates or prices).

“Temporary Regulation S Global Notes” is defined in Subsection 8.2(c)(ii).

“Trust Base Rate” means, for any Monthly Period, the weighted average for all outstanding Series of Notes issued by the Issuer, excluding Series 2006-A, of the “Base Rates” (as defined for each Series in the related Indenture Supplement), weighted in each case by the outstanding aggregate principal amount of each such Series of Notes as of the last day of such Monthly Period or, in the case of any Series that is a Variable Interest, the average aggregate principal amount of such Series during such Monthly Period; provided that for purposes of the foregoing calculation, the Monthly Period preceding the first Distribution Date shall be deemed to be the May 2006 calendar month.

“Trust Portfolio Yield” means, for any Monthly Period, the weighted average for all outstanding Series of Notes issued by the Issuer, excluding Series 2006-A, of the “Portfolio Yields” (as defined for each Series in the related Indenture Supplement), weighted in each case by the outstanding aggregate principal amount of each such Series of Notes as of the last day of such Monthly Period or, in the case of any Series that is a Variable Interest, the average aggregate principal amount of such Series during such Monthly Period; provided that for purposes of the foregoing calculation, the Monthly Period preceding the first Distribution Date shall be deemed to be the May 2006 calendar month.

“Weighted Average Fixed Rate” means a per annum rate of 5.526%.

(b) Each capitalized term defined herein shall relate to the Series 2006-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in Annex A to the Master Indenture.

(c) The interpretive rules specified in Section 1.2 of the Master Indenture also apply to this Indenture Supplement. If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

ARTICLE III.

Noteholder Servicing Fee

Section 3.1 Servicing Compensation. The share of the Servicing Fee allocable to Series 2006-A for any Transfer Date (the “Noteholder Servicing Fee”) shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be equal to $94,444.44. The remainder of the Servicing Fee shall be paid by the holders of the Transferor Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2006-A Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the noteholders of any other Series.

Section 3.2 Representations and Warranties. The parties hereto agree that the representations, warranties and covenants set forth in Schedule I shall be a part of this Indenture Supplement for all purposes.

ARTICLE IV.

Rights of Series 2006-A Noteholders and Allocation and Application of Collections

Section 4.1 Collections and Allocations

(a) Allocations. Finance Charge Collections, Principal Collections and Defaulted Receivables allocated to Series 2006-A pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

(b) Allocations to the Series 2006-A Noteholders. The Servicer shall on the Date of Processing, allocate to the Series 2006-A Noteholders the following amounts as set forth below:

(i) Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2006-A Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing and shall deposit such amount into the Finance Charge Account, provided that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.1(b)(ii) and deposited pursuant to Section 4.1(c)), so long as the Available Cash Collateral Amount is not less than the Required Cash Collateral Amount on such Date of Processing, Collections of Finance Charge Receivables shall be transferred into the Finance Charge Account only until such time as the aggregate amount so deposited equals the sum (the “Target Amount”) of (A) the Net Interest Obligation for the related Distribution Date, (B) if WFN is not the Servicer, the Noteholder Servicing Fee (and if WFN is the Servicer, then amounts that otherwise would have been transferred into the Finance

Charge Account pursuant to this clause (B) shall instead be returned to WFN as payment of the Noteholder Servicing Fee), (C) any amount required to be deposited in the Reserve Account, the Spread Account and the Cash Collateral Account on the related Transfer Date and (D) if the Excess Spread Percentage for the preceding Monthly Period was less than 3%, the sum of Investor Default Amounts and any Investor Uncovered Dilution Amounts for the portion of the current the Monthly Period that has elapsed through such Date of Processing; provided further, that, notwithstanding the preceding proviso, if on any Business Day the Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then (x) Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Noteholders for that Monthly Period but not deposited into the Finance Charge Account due to the operation of the preceding proviso (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount); and provided, further, if on any Transfer Date the Transferor Amount is less than the Specified Transferor Amount after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Available Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi) and (vii) but are not available from funds in the Finance Charge Account as a result of the operation of second preceding proviso.

With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Noteholders during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to such Section 4.1(b)(i) shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been retained in the Finance Charge Account and applied to the items specified in Sections 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (d) of the definition of Collateral Amount and by the definition of Portfolio Yield.

(ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 2006-A Noteholders the following amounts as set forth below:

(x) Allocations During the Revolving Period.

(1) During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2006-A Noteholders and first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and third paid to the holders of the Transferor Interest.

(2) With respect to each Monthly Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2006-A Noteholders pursuant to this subsection 4.1(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.6.

(y) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing (the product for any such date is hereinafter referred to as a “Percentage Allocation”) shall be allocated to the Series 2006-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and third paid to the holders of the Transferor Interest.

(z) Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2006-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and third paid to the holders of the Transferor Interest.

(c) During any period when Servicer is permitted by Section 4.3 of the Pooling and Servicing Agreement or Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to
Sections 4.1(a) and (b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if WFN is Servicer, Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 2006-A pursuant to Section 4.15 of the Pooling and Servicing Agreement or Section 8.5 of the Indenture)).

(d) On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

Section 4.2 Determination of Monthly Interest.

(a) The amount of monthly interest (“Class A Monthly Interest”) distributable from the Distribution Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance).

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(a) as of the prior Distribution Date over (y) the amount actually transferred from the Distribution Account for payment of such amount. If the Class A Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Deficiency Amount is fully paid, an additional amount (“Class A Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class A Deficiency Amount (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

(b) The amount of monthly interest (“Class M Monthly Interest”) distributable from the Distribution Account with respect to the Class M Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class M Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class M Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class M Note Initial Principal Balance).

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class M Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(b) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class M Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class M Deficiency Amount is fully paid, an additional amount (“Class M Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class M Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class M Deficiency Amount (or the portion thereof which has not been paid to the Class M Noteholders) shall be payable as provided herein with respect to the Class M Notes. Notwithstanding anything to the contrary herein, Class M Additional Interest shall be payable or distributed to the Class M Noteholders only to the extent permitted by applicable law.

(c) The amount of monthly interest (“Class B Monthly Interest”) distributable from the Distribution Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance).

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class B Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class B Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Deficiency Amount is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class B Deficiency Amount (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

(d) The amount of monthly interest (“Class C Monthly Interest”) distributable from the Distribution Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance).

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class C Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(d) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class C Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Deficiency Amount is fully paid, an additional amount (“Class C Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class C Deficiency Amount (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

Section 4.3 Determination of Monthly Principal. The amount of monthly principal to be transferred from the Principal Account with respect to the Notes on each Transfer Date (the “Monthly Principal”), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.5 and 4.6) prior to any deposit into the Principal Accumulation Account on such Transfer Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

Section 4.4 Application of Available Finance Charge Collections and Available Principal Collections. On or before each Transfer Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of
Exhibit I) to withdraw and the Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or related Distribution Date, as applicable, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account as follows:

(a) On each Transfer Date, an amount equal to the Available Finance Charge Collections with respect to the related Distribution Date will be distributed or deposited in the following priority:

(i) on a pari passu basis based on the amounts owing to the Class A Noteholders and the Class A Counterparty pursuant to this subsection 4.4(a)(i): (A) an amount equal to Class A Monthly Interest for such Distribution Date, plus any Class A Deficiency Amount, plus the amount of any Class A Additional Interest for such

Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account, and (B) any Class A Net Swap Payment for such Distribution Date shall be paid to the Class A Swap Counterparty;

(ii) on a pari passu basis based on the amounts owing to the Class M Noteholders and the Class M Counterparty pursuant to this subsection 4.4(a)(ii): (A) an amount equal to Class M Monthly Interest for such Distribution Date, plus any Class M Deficiency Amount, plus the amount of any Class M Additional Interest for such Distribution Date, plus the amount of any Class M Additional Interest previously due but not distributed to Class M Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account, and (B) any Class M Net Swap Payment for such Distribution Date shall be paid to the Class M Swap Counterparty;

(iii) on a pari passu basis based on the amounts owing to the Class B Noteholders and the Class B Counterparty pursuant to this subsection 4.4(a)(iii): (A) an amount equal to Class B Monthly Interest for such Distribution Date, plus any Class B Deficiency Amount, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account, and (B) any Class B Net Swap Payment for such Distribution Date shall be paid to the Class B Swap Counterparty;

(iv) an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer;

(v) on a pari passu basis based on the amounts owing to the Class C Noteholders and the Class C Counterparty pursuant to this subsection 4.4(a)(v): (A) an amount equal to Class C Monthly Interest for such Distribution Date, plus any Class C Deficiency Amount, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account, and (B) any Class C Net Swap Payment for such Distribution Date shall be paid to the Class C Counterparty;

(vi) an amount equal to the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on the related Transfer Date;

(vii) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (vii) shall be treated as a portion of Available Principal Collections for such Distribution Date;

(viii) an amount equal to the excess, if any, of the Required Cash Collateral Amount over the Available Cash Collateral Amount shall be deposited into the Cash Collateral Account as provided in Section 4.11(b);

(ix) on each Transfer Date during the Funding Period, an amount equal to the excess, if any, of the Required Funding Period Reserve Amount over the Available Funding Period Reserve Amount shall be deposited into the Funding Period Reserve Account as provided in Section 4.19(c);

(x) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.10(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account as provided in
Section 4.10(a);

(xi) an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.12(f) shall be deposited into the Spread Account as provided in Section 4.12(f);

(xii) on a pari passu basis based on the amounts owing to each Counterparty pursuant to this subsection 4.4(a)(xii): (A) an amount equal to any partial or early termination payments or other additional payments owed to the Class A Counterparty under the Class A Swap shall be paid to the Class A Counterparty, (B) an amount equal to any partial or early termination payments or other additional payments owed to the Class M Counterparty under the Class M Swap shall be paid to the Class M Counterparty, (C) an amount equal to any partial or early termination payments or other additional payments owed to the Class B Counterparty under the Class B Swap shall be paid to the Class B Counterparty and (D) an amount equal to any partial or early termination payments or other additional payments owed to the Class C Counterparty under the Class C Swap shall be paid to the Class C Counterparty;

(xiii) an amount equal to any other payments owed to the Class C Noteholders under the Class C Note Purchase Agreement shall be paid to the Class C Noteholders;

(xiv) any amounts designated in writing by the Transferor to the Servicer and Indenture Trustee as amounts to be paid from Available Finance Charge Collections shall be paid in accordance with the Transferor’s instructions; and

(xv) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date.

(b) On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(c) On each Transfer Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

(i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Principal Accumulation Account;

(ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class A Noteholders on the related Distribution Date until the Class A Note Principal Balance has been paid in full;

(iii) during the Early Amortization Period, after giving effect to the distribution referred to in clause (ii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class M Noteholders on the related Distribution Date until the Class M Note Principal Balance has been paid in full;

(iv) during the Early Amortization Period, after giving effect to the distribution referred to in clauses (ii) and (iii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class B Noteholders on the related Distribution Date until the Class B Note Principal Balance has been paid in full;

(v) during the Early Amortization Period, after giving effect to the distributions referred to in clauses (ii), (iii) and (iv) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class C Noteholders on the related Distribution Date until the Class C Note Principal Balance has been paid in full; and

(vi) in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) through (v) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(d) On each Distribution Date, the Indenture Trustee shall pay in accordance with Section 5.2 to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(i) on the preceding Transfer Date, to the Class M Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(ii), to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iii) and to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(v).

(e) On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and deposit into the Distribution Account amounts necessary to pay first, to the Class A Noteholders, an amount equal to the Class A Note Principal Balance, second, to the Class M Noteholders, an amount equal to the Class M Note Principal Balance, third, to the Class B Noteholders, an amount equal to the Class B Note Principal Balance, and fourth, to the Class C Noteholders, an amount equal to the Class C Note Principal Balance. The Indenture Trustee, acting in accordance with the instructions of the Servicer, shall in accordance with Section 5.2 pay from the Distribution Account to the Class A Noteholders, the Class M Noteholders, the Class B Noteholders and the Class C Noteholders, as applicable, the amounts deposited for the account of such Noteholders into the Distribution Account pursuant to this subsection 4.4(e).

Section 4.5 Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the sum of the amount of Available Finance Charge Collections and the amount withdrawn from the Cash Collateral Account allocated with respect thereto pursuant to subsection 4.4(a)(vi) and 4.11(c), respectively, with respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).

Section 4.6 Reallocated Principal Collections. On each Transfer Date, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to that Transfer Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.4(a)(i), (ii), (iii), (iv) and (v)(B), after giving effect to any withdrawal from the Cash Collateral Account or the Spread Account to cover such payments. On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

Section 4.7 Excess Finance Charge Collections. Series 2006-A shall be an Excess Allocation Series with respect to Group One only. For this purpose, each outstanding series of certificates issued by World Financial Network Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2006-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2006-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The “Finance Charge Shortfall” for Series 2006-A for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.4(a)(i) through (xiii) on such Distribution Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

Section 4.8 Shared Principal Collections. Subject to Section 4.4 of the Pooling and Servicing Agreement and Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2006-A on any Transfer Date will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2006-A for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date. For this purpose, each outstanding series of certificates issued by World Financial Network Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series. The “Principal Shortfall” for Series 2006-A will be equal to (a) for any Transfer Date with respect to the Revolving Period or the Early Amortization Period, zero, and (b) for any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections).

Section 4.9 Certain Series Accounts.

(a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2006-A Noteholders, four segregated trust accounts (the “Finance Charge Account”, the “Principal Account”, the “Principal Accumulation Account” and the “Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account and in all proceeds thereof. The Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2006-A Noteholders. If at any time the institution holding the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Finance Charge Account, a new Principal Account, a new Principal Accumulation Account and a new Distribution Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Finance Charge Account, new Principal Account, new Principal Accumulation Account and new Distribution Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Accumulation Account, make deposits into the Principal Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection 4.4(c)(i). Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account.

(b) Funds on deposit in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account, from time to time shall be invested and reinvested at the direction of the Servicer by the Indenture Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

On each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer’s direction given on or before such Transfer Date, shall transfer from the Principal Accumulation Account to the Finance Charge Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section 4.4.

Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

Section 4.10 Reserve Account.

(a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2006-A Noteholders, a segregated trust account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2006-A Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.4(a)(x).

(b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

(c) On or before each Transfer Date with respect to the Controlled Accumulation Period and on or before the first Transfer Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under
Section 4.4(a)(x) with respect to such Transfer Date.

(d) If for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Finance Charge Account for application as Available Finance Charge Collections for such Transfer Date.

(e) If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the holders of the Transferor Interest.

(f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Transfer Date relating to the Early Amortization Period and (iii) the Transfer Date immediately preceding the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2006-A Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(i) to the holders of the Transferor Interest. The Reserve Account shall thereafter be automatically terminated for purposes of this Indenture Supplement.

Section 4.11 Cash Collateral Account.

(a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2006-A Noteholders, a segregated trust account (the “Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2006-A Noteholders. If at any time the institution holding the Cash Collateral Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Cash Collateral Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Cash Collateral Account.

(b) On the Closing Date, Transferor shall deposit $1,750,000 in immediately available funds into the Cash Collateral Account. On each day on which funds are released from the Pre-Funding Account pursuant to Section 4.18(d), funds so released, to the extent available for such purpose, shall be deposited into the Cash Collateral Account up to an amount equal to the amount by which the Required Cash Collateral Amount exceeds the Available Cash Collateral Amount on such date of determination. In addition, if on any Transfer Date, the Available Cash Collateral Amount is less than the Required Cash Collateral Amount then in effect, Available Finance Charge Collections, to the extent available for such purpose, shall be deposited in the Cash Collateral Account pursuant to Section 4.4(a)(viii) up to an amount equal to the amount by which the Required Cash Collateral Amount exceeds the Available Cash Collateral Amount.

Funds on deposit in the Cash Collateral Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be retained in the Cash Collateral Account (to the extent that the Available Cash Collateral Account Amount is less than the Required Cash Collateral Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Cash Collateral Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, interest and earnings on such funds shall be deemed not to be available or on deposit.

(c) On each Determination Date, Servicer shall calculate the amount (the “Required Draw Amount”) by which the sum of the amounts required to be distributed pursuant to Sections 4.4(a)(i) through (vi) with respect to the related Transfer Date exceeds the amount of Available Finance Charge Collections with respect to the related Monthly Period. If the Required Draw Amount for any Transfer Date is greater than zero, Servicer shall give written notice to the Indenture Trustee of such positive Required Draw Amount on the related Determination Date. On the related Transfer Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to Section 4.4(a)(i) through (vi) (in the order of priority set forth in Section 4.4(a)).

(d) On (i) any Transfer Date and (ii) the last day of the Funding Period, if after giving effect to all deposits to and withdrawals from the Cash Collateral Account on such date, the amount on deposit in the Cash Collateral Account exceeds the Required Cash Collateral Amount, the Indenture Trustee acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Cash Collateral Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount and (ii) distribute such amounts remaining after application pursuant to subsection 4.11(c) to the Transferor.

Section 4.12 Spread Account.

(a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and the Transferor, a segregated account (the “Spread Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Transferor. Except as otherwise provided in this Section 4.12, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders and the holder of the Transferor Interest. If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.12(f).

(b) Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

On each Transfer Date (but subject to subsection 4.12(c)), the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Spread Account shall be retained in the Spread Account (to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsection 4.12(c)), all Investment Earnings shall be deemed not to be available or on deposit.

(c) If, on any Transfer Date, the aggregate amount of Available Finance Charge Collections and the amount, if any, withdrawn from the Cash Collateral Account available for deposit into the Distribution Account pursuant to subsections 4.4(a)(v) and 4.11(c), respectively, is less than the aggregate amount required to be deposited pursuant to subsection 4.4(a)(v), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Distribution Account to fund any deficiency pursuant to subsection 4.4(a)(v).

(d) On the earlier of Series 2006-A Final Maturity Date and the date on which the Class A Note Principal Balance, the Class M Note Principal Balance and the Class B Note Principal Balance have been paid in full, after applying any funds on deposit in the Spread Account as described in Section 4.12(c), the Indenture Trustee at the written direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Note Principal Balance (after any payments to be made pursuant to subsection 4.4(c) on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and the Indenture Trustee upon the written direction of the Servicer or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with subsection 5.2(f).

(e) On any day following the occurrence of an Event of Default with respect to Series 2006-A and acceleration of the maturity of the Series 2006-A Notes pursuant to Section 5.3 of the Indenture, Servicer shall withdraw from the Spread Account an amount equal to the Available Spread Account Amount and Indenture Trustee or Servicer shall deposit such amounts into the Distribution Account for distribution to the Class C Noteholders, the Class A Noteholders, the Class M Noteholders and the Class B Noteholders, in that order of priority, in accordance with Section 5.2, to fund any shortfalls in amounts owed to such Noteholders.

(f) If on any Transfer Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections, to the extent available, shall be deposited into the Spread Account pursuant to Section 4.4(a)(xi) up to the amount of the Spread Account Deficiency.

(g) If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Transfer Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, the Indenture Trustee acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Spread Account and distribute such amount to the Transferor. On the date on which the Class C Note Principal Balance has been paid in full, after making any payments to the Noteholders required pursuant to subsections 4.12(c), (d) and (e), the Indenture Trustee, at the written direction of Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the holders of the Transferor Interest.

Section 4.13 Investment Instructions. (a) Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

(b) The Indenture Trustee shall hold such of the Eligible Investments in the Series Accounts as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York and/or Illinois. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

Section 4.14 Controlled Accumulation Period. The Controlled Accumulation Period is scheduled to commence at the beginning of business on April 1, 2012; provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the March 2012 Determination Date is less than 12 months, upon written notice to the Indenture Trustee, Transferor and, each Rating Agency, Servicer shall postpone the date on which the Controlled Accumulation Period actually commences so that the number of Monthly Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length; provided that (i) the length of the Controlled Accumulation Period will not be less than one month, (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date on and after the March 2012 Determination Date but prior to the commencement of the Controlled Accumulation Period, and any postponement of the Controlled Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to the Controlled Accumulation Date, and (iii) notwithstanding any other provision of this Indenture Supplement to the contrary, no postponement of the Controlled Accumulation Period shall be made after an Early Amortization Event shall have occurred and be continuing with respect to any other Series. The “Controlled Accumulation Period Length” will mean a number of whole months such that the amount available for distribution of principal on the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes on the Expected Principal Payment Date is expected to equal or exceed the Note Principal Balance, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued; provided that the Servicer may on any Determination Date increase the Controlled Accumulation Period Length calculated as described in the preceding sentence by either 1 month or 2 months. Any notice by Servicer modifying the commencement of the Controlled Accumulation Period pursuant to this Section 4.14 shall specify (i) the Controlled Accumulation Period Length, (ii) the commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period. The Servicer shall calculate the Controlled Accumulation Period Length on each Determination Date prior to the March 2012 Determination Date as necessary to determine the Reserve Account Funding Date.

Section 4.15 [RESERVED]

Section 4.16 Determination of LIBOR.

(a) On each LIBOR Determination Date in respect of a Distribution Period, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that Distribution Period Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Distribution Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Distribution Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

(b) The Class A Note Interest Rate, the Class M Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate applicable to the then current and the immediately preceding Distribution Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (312) 827-8500 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2006-A Noteholder from time to time.

(c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile transmission, notification of LIBOR for the following Distribution Period.

Section 4.17 Swaps.

(a) On or prior to the Closing Date, the Issuer shall enter into a Class A Swap with the Class A Counterparty, a Class M Swap with the Class M Counterparty, the Class B Swap with the Class B Counterparty and a Class C Swap with the Class C Counterparty for the benefit of the Class A Noteholders, the Class M Noteholders, the Class B Noteholders and the Class C Noteholders, respectively. The aggregate notional amount under the Class A Swap shall, at any time, be equal to the Class A Note Principal Balance at such time. The aggregate notional amount under the Class M Swap shall, at any time, be equal to the Class M Note Principal Balance at such time. The aggregate notional amount under the Class B Swap shall, at any time, be equal to the Class B Note Principal Balance at such time. The aggregate notional amount under the Class C Swap shall, at any time, be equal to the Class C Note Principal Balance. Net Swap Receipts payable by the Class A Counterparty, the Class M Counterparty, the Class B Counterparty or the Class C Counterparty shall be deposited by the Indenture Trustee in the Collection Account on the day received and treated as Available Finance Charge Collections. On any Distribution Date when there shall be a Class A Net Swap Payment, such Class A Net Swap Payment shall be paid as provided in subsection 4.4(a)(i). On any Distribution Date when there shall be a Class M Net Swap Payment, such Class M Net Swap Payment shall be paid as provided in subsection 4.4(a)(ii). On any Distribution Date when there shall be a Class B Net Swap Payment, such Class B Net Swap Payment shall be paid as provided in subsection 4.4(a)(iii). On any Distribution Date when there shall be a Class C Net Swap Payment, such Class C Net Swap Payment shall be paid as provided in subsection 4.4(a)(v). On any Distribution Date when there shall be early termination payments or any other miscellaneous payments payable by the Issuer to the Counterparties, such amounts shall be paid as provided in subsection 4.4(a)(xii).

(b) The Servicer may, upon satisfaction of the Rating Agency Condition, and, when required under the terms of the existing Class A Swap, Class M Swap, Class B Swap or Class C Swap, shall obtain a replacement Class A Swap, Class M Swap, Class B Swap or Class C Swap, as applicable.

Section 4.18 Pre-Funding Account.

(a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2006-A Noteholders, a segregated trust account (the
“Pre-Funding Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Pre-Funding Account and in all proceeds thereof. The Pre-Funding Account shall be under the sole dominion and control of the

Indenture Trustee for the benefit of the Series 2006-A Noteholders. If at any time the institution holding the Pre-Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Pre-Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Pre-Funding Account. The Indenture Trustee, at the written direction of the Servicer, shall make withdrawals from the Pre-Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement. The Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Pre-Funding Account.

(b) Funds on deposit in the Pre-Funding Account (exclusive of investment earnings on deposit in the Pre-Funding Account), from time to time, shall be invested and reinvested at the direction of the Servicer by the Indenture Trustee in Eligible Investments so that funds will be available for withdrawal on any Business Day.

(c) The Transferor shall deposit a portion of the cash proceeds of the sale of the Series 2006-A Notes in an amount equal to $450,000,000 into the Pre-Funding Account on the Closing Date. On each Transfer Date during the Funding Period and on the Transfer Date immediately preceding the Funding Period Termination Distribution Date, the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Pre-Funding Account and deposit into the Finance Charge Account all interest and earnings on Eligible Investments earned during the preceding Monthly Period (net of losses and investment expenses for the preceding Monthly Period) and shall treat such amount as Available Finance Charge Collections for the related Monthly Period; provided that in the case of the Transfer Date immediately preceding the Funding Period Termination Distribution Date, all interest and earnings, net of losses and investment expenses, for the period beginning on the first day of the preceding Monthly Period and ending on such Transfer Date, shall be treated as Available Finance Charge Collections for the Monthly Period preceding the Funding Period Termination Distribution Date.

(d) On any Business Day during the Pre-Funding Release Period, the Transferor (or the Servicer on behalf of the Transferor) may request funds to be released from the Pre-Funding Account by delivery of a certificate in the form attached as Exhibit H hereto (a “Pre-Funding Release Notice”); provided that (a) the sum of (i) the amount of funds released from Pre-Funding Account on any Business Day during the July 2006 Monthly Period, plus (ii) the amount of funds released from the Pre-Funding Account on any prior Business Day during the July 2006 Monthly Period shall not exceed the amount of Principal Collections set aside in Series Accounts on or prior to such Business Day to pay the outstanding principal amount of the Series 2004-B Notes; and (b) the sum of (i) the amount of funds released from Pre-Funding Account on any Business Day during the August 2006 Monthly Period, plus (ii) the amount of funds released from the Pre-Funding Account on any prior Business Day during the August 2006 Monthly Period shall not exceed the amount of Principal Collections set aside in Series Accounts on or prior to such Business Day during the August 2006 Monthly Period to pay the outstanding principal amount of the Series 2004-B Notes. Such Pre-Funding Release Notice shall include a representation by the Transferor that the Transferor Amount shall not be less than the Minimum Transferor Amount on such date, after giving effect to the requested withdrawal from the Pre-Funding Account and the increase in the Collateral Amount resulting therefrom in accordance with clause (b) of the definition of “Collateral Amount.” During each Monthly Period during the

Pre-Funding Release Period, the Transferor shall be required to deliver one or more Pre-Funding Release Notices during such Monthly Period requesting release of funds from the Pre-Funding Account in an aggregate amount equal to (i) the amount of Principal Collections set aside in Series Accounts to pay the outstanding principal amount of the Series 2004-B Notes during such Monthly Period, plus (ii) in the case of the July 2006 Monthly Period, the amount of Principal Collections set aside in Series Accounts to pay the outstanding principal amount of the Series 2004-B Notes during any prior Monthly Period; provided that the Transferor shall not be required to deliver, and shall not be permitted to deliver, any such Pre-Funding Release Notice if the release of funds from the Pre-Funding Account and related increase in the Collateral Amount would cause the Transferor Amount to be less than the Minimum Transferor Amount after giving effect to such release. The Indenture Trustee, pursuant to directions contained in the Pre-Funding Release Notice, shall apply funds released from the Pre-Funding Account in the following order of priority: (a) to deposit into the Cash Collateral Account an amount equal to the excess, if any, of the Required Cash Collateral Amount (calculated after giving effect to the increase in the Collateral Amount resulting from such release) over the Available Cash Collateral Amount, (b) to deposit into the Funding Period Reserve Account an amount equal to the excess, if any, of the Required Funding Period Reserve Amount over the Available Funding Period Reserve Amount and (c) any remaining amount shall be released to the Transferor.

(e) On the Transfer Date immediately preceding the Funding Period Termination Distribution Date, the Pre-Funded Amount (determined after giving effect to any withdrawal from the Pre-Funding Account in accordance with subsection 4.18(d)) shall be withdrawn from the Pre-Funding Account and transferred to the Distribution Account. On the Funding Period Termination Date, amounts deposited into the Distribution Account pursuant to the preceding sentence shall be distributed to the Class A Noteholders, the Class M Noteholders, the Class B Noteholders and the Class C Noteholders, pro rata, based on the initial principal amounts of the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes, respectively. The Pre-Funding Account shall thereafter be automatically terminated for purposes of this Indenture Supplement.

Section 4.19 Funding Period Reserve Account.

(a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2006-A Noteholders, a segregated trust account (the “Funding Period Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Funding Period Reserve Account and in all proceeds thereof. The Funding Period Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2006-A Noteholders. If at any time the institution holding the Funding Period Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Funding Period Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Funding Period Reserve Account. The Indenture Trustee, at the written direction of the Servicer, shall make withdrawals from the Funding Period Reserve Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement. The Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Funding Period Reserve Account.

(b) Funds on deposit in the Funding Period Reserve Account, from time to time, shall be invested and reinvested at the direction of the Servicer by the Indenture Trustee in Eligible Investments that will mature so that funds will be available for withdrawal on or prior to the following Transfer Date. All interest and earnings on Eligible Investments included in the Funding Period Reserve Account (net of losses and investment expenses) shall be retained in the Funding Period Reserve Account and shall be included in the Available Funding Period Reserve Amount.

(c) On the Closing Date, Transferor shall deposit $1,630,000 in immediately available funds into the Funding Period Reserve Account. On each day on which funds are released from the Pre-Funding Account pursuant to Section 4.18(d), funds so released, to the extent available for such purpose after making any required deposit to the Cash Collateral Account on such day, shall be deposited into the Funding Period Reserve Account in accordance with Section 4.18(d). In addition, if on any Transfer Date, after giving effect to any withdrawal from the Funding Period Reserve Account on such Transfer Date, the Available Funding Period Reserve Amount is less than the Required Funding Period Reserve Amount then in effect, Available Finance Charge Collections, to the extent available for such purpose, shall be deposited in the Funding Period Reserve Account pursuant to Section 4.4(a)(ix) up to an amount equal to the amount by which the Required Funding Period Reserve Amount exceeds the Available Funding Period Reserve Amount.

(d) On each Determination Date preceding a Transfer Date during the Funding Period and on the Determination Date preceding the Transfer Date that is immediately preceding the Funding Period Termination Date, Servicer shall calculate the Funding Period Draw Amount for the related Transfer Date and shall give written notice thereof to the Indenture Trustee on such Determination Date. On the related Transfer Date, the Indenture Trustee shall transfer an amount equal to the Funding Period Draw Amount from the Funding Period Reserve Account to the Finance Charge Account and such amount shall be treated as Available Finance Charge Collections for such Transfer Date.

(e) On the Transfer Date immediately preceding the Funding Period Termination Distribution Date, all amounts in the Funding Period Reserve Account (determined after giving effect to any withdrawal from the Funding Period Reserve Account in accordance with subsection 4.19(d)) shall be withdrawn from the Funding Period Reserve Account and transferred to the Finance Charge Account and shall be treated as Available Finance Charge Collections. The Funding Period Reserve Account shall thereafter be automatically terminated for purposes of this Indenture Supplement.

ARTICLE V.

Delivery of Series 2006-A Notes; Distributions; Reports to Series 2006-A Noteholders

Section 5.1 Delivery and Payment for the Series 2006-A Notes.

The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2006-A Notes in accordance with Section 2.3 of the Indenture. The Indenture Trustee shall deliver the Series 2006-A Notes to or upon the written order of the Trust when so authenticated.

Section 5.2 Distributions.

(a) On each Distribution Date, the Indenture Trustee shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

(b) On each Distribution Date, the Indenture Trustee shall distribute to each Class M Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class M Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class M Noteholders pursuant to this Indenture Supplement.

(c) On each Distribution Date, the Indenture Trustee shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

(d) On each Distribution Date, the Indenture Trustee shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class C Noteholder’s pro rata share of the amounts on deposit in the Distribution Account (including amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.12)) that are allocated and available on such Distribution Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.

(e) The distributions to be made pursuant to this Section 5.2 are subject to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and Servicing Agreement, Section 11.2 of the Indenture and Section 7.1 of this Indenture Supplement.

(f) Except as provided in Section 11.2 of the Indenture with respect to a final distribution, distributions to Series 2006-A Noteholders hereunder shall be made by (i) check mailed to each Series 2006-A Noteholder (at such Noteholder’s address as it appears in the Note Register), except that for any Series 2006-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer of immediately available funds and (ii) without presentation or surrender of any Series 2006-A Note or the making of any notation thereon.

Section 5.3 Reports and Statements to Series 2006-A Noteholders.

(a) On each Distribution Date, the Indenture Trustee shall forward to each Series 2006-A Noteholder a statement substantially in the form of Exhibit F prepared by the Servicer; provided that the Servicer may amend the form of Exhibit F from time to time, with the prior written consent of the Indenture Trustee and with written notice to the Rating Agencies.

(b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency a statement substantially in the form of Exhibit I prepared by the Servicer; provided that the Servicer may amend the form of Exhibit I from time to time, with the prior written consent of the Indenture Trustee.

(c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2006-A Noteholder by a request in writing to the Servicer.

(d) On or before January 31 of each calendar year, beginning with January 31, 2007, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2006-A Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2006-A Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2006-A Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect.

(e) Notwithstanding the terms of Section 3.6(b) of the Transfer and Servicing Agreement, each Series 2006-A Noteholder agrees, by purchasing its Note, that the report referred to in that Section need not be delivered to the Indenture Trustee or any Rating Agency unless the Indenture Trustee or the applicable Rating Agency agrees to execute a letter agreement relating to such report in form and substance satisfactory to the accountants delivering the report.

ARTICLE VI.

Series 2006-A Early Amortization Events

Section 6.1 Series 2006-A Early Amortization Events. If any one of the following events shall occur with respect to the Series 2006-A Notes:

(a) failure on the part of Transferor or the “Transferor” under the Pooling and Servicing Agreement (i) to make any payment or deposit required to be made by it by the terms of the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Transfer and Servicing Agreement, the Pooling and Servicing

Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2006-A Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2006-A Notes;

(b) any representation or warranty made by Transferor or the “Transferor” under the Pooling and Servicing Agreement, in the Transfer and Servicing Agreement or the Pooling and Servicing Agreement or any information contained in a computer file or microfiche list required to be delivered by it pursuant to Section 2.1 or subsection 2.6(c) of the Transfer and Servicing Agreement or Section 2.1 or subsection 2.6(c) of the Pooling and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2006-A Notes and as a result of which the interests of the Series 2006-A Noteholders are materially and adversely affected for such period; provided, however, that a Series 2006-A Early Amortization Event pursuant to this subsection 6.1(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

(c) a failure by Transferor or the “Transferor” under the Pooling and Servicing Agreement to convey Receivables in Additional Accounts or Participations to the Receivables Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to subsection 2.6(b) of the Transfer and Servicing Agreement or subsection 2.8(b) of the Pooling and Servicing Agreement, respectively, provided that such failure shall not give rise to an Early Amortization Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the invested amount of any Variable Interest to occur, so that, after giving effect to that reduction (i) the Transferor Amount is not less than the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) and (ii) the sum of the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance;

(d) any Servicer Default or any “Servicer Default” under the Pooling and Servicing Agreement shall occur;

(e) the Portfolio Yield averaged over any three consecutive Monthly Periods is less than the Base Rate averaged over such period;

(f) the Note Principal Balance shall not be paid in full on the Expected Principal Payment Date;

(g) the Class A Counterparty, the Class M Counterparty, the Class B Counterparty or the Class C Counterparty shall fail to pay any net amount payable by such Counterparty under the Class A Swap, the Class M Swap, the Class B Swap or the Class C Swap, as applicable, as a result of LIBOR being greater than the Class A Swap Rate, the Class M Swap Rate, the Class B Swap Rate or the Class C Swap Rate, as applicable, and such failure is not cured within five Business Days;

(h) the Class A Swap shall terminate prior to the earlier of the payment in full of the Class A Notes and the Series Termination Date and the Issuer shall fail to enter into a replacement Class A Swap in accordance with subsection 4.17(b) within five Business Days; the Class M Swap shall terminate prior to the earlier of the payment in full of the Class M Notes and the Series Termination Date and the Issuer shall fail to enter into a replacement Class M Swap in accordance with subsection 4.17(b) within five Business Days; the Class B Swap shall terminate prior to the earlier of the payment in full of the Class B Notes and the Series Termination Date and the Issuer shall fail to enter into a replacement Class B Swap in accordance with subsection 4.17(b) within five Business Days; or the Class C Swap shall terminate prior to the earlier of the payment in full of the Class C Notes and the Series Termination Date and the Issuer shall fail to enter into a replacement Class C Swap in accordance with subsection 4.17(b) within five Business Days;

(i) funds sufficient to pay the outstanding principal amount of the Series 2004-B Notes in full shall not have been accumulated in a Series Account for Series 2004-B on or prior to August 31, 2006;

(j) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2006-A and acceleration of the maturity of the Series 2006-A Notes pursuant to Section 5.3 of the Indenture; or

(k) the occurrence of an Early Amortization Event as defined in the Pooling and Servicing Agreement and specified in Section 9.1 of that Agreement;

then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the holders of Series 2006-A Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2006-A Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2006-A Noteholders) may declare that a “Series Early Amortization Event” with respect to Series 2006-A (a “Series 2006-A Early Amortization Event”) has occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f), (g), (h), (i), (j) or (k) a Series 2006-A Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2006-A Noteholders immediately upon the occurrence of such event.

ARTICLE VII.

Redemption of Series 2006-A Notes; Final Distributions; Series Termination

Section 7.1 Optional Redemption of Series 2006-A Notes; Final Distributions.

(a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2006-A Notes is reduced to 5% or less of the initial outstanding principal balance of Series 2006-A Notes, the Servicer shall have the option to redeem the Series 2006-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

(b) Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which Servicer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2006-A shall be reduced to zero and the Series 2006-A Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.1(d).

(c)(i) The amount to be paid by the Transferor with respect to Series 2006-A in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.4(e) of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

(ii) The amount to be paid by the Transferor with respect to Series 2006-A in connection with a repurchase of the Notes pursuant to Section 7.1 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

(d) With respect to (a) the Reassignment Amount deposited into the Distribution Account pursuant to Section 7.1 or (b) the proceeds of any sale of Receivables pursuant to Section 5.5(a)(iii) of the Indenture with respect to Series 2006-A, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Deficiency Amount for such Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Class A Noteholders, (ii) (x) the Class M Note Principal Balance on such Distribution Date will be distributed to the Class M Noteholders and (y) an amount equal to the sum of (A) Class M Monthly Interest for such Distribution Date, (B) any Class M Deficiency Amount for such Distribution Date and (C) the amount of Class M Additional Interest, if any, for such Distribution Date and any Class M Additional Interest previously due but not distributed to the Class M Noteholders on any prior Distribution Date, will be distributed to the Class M Noteholders, (iii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Deficiency Amount for such Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B

Noteholders on any prior Distribution Date, will be distributed to the Class B Noteholders, (iv) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Deficiency Amount for such Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date will be distributed to the Class C Noteholders, (v) on a pari passu basis, (A) any amounts owed to the Counterparty under the Class A Swap will be paid to the Class A Counterparty, (B) any amounts owed to the Counterparty under the Class M Swap will be paid to the Class M Counterparty and (C) any amounts owed to the Counterparty under the Class B Swap will be paid to the Class B Counterparty and (vi) any excess shall be released to the Issuer.

Section 7.2 Series Termination.

On the Series 2006-A Final Maturity Date, the unpaid principal amount of the Series 2006-A Notes shall be due and payable, and the right of the Series 2006-A Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.

ARTICLE VIII.

Miscellaneous Provisions

Section 8.1 Ratification of Indenture; Amendments. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture and with the written consent of the Class A Counterparty, the Class M Counterparty, the Class B Counterparty and the Class C Counterparty prior to the date on which such Supplemental Indenture takes effect if any provision of such Supplemental Indenture materially and adversely affects the timing, amount or priority of distributions to be made to the Class A Counterparty, the Class M Counterparty, the Class B Counterparty and the Class C Counterparty, respectively. For purposes of the application of Section 10.2 to any amendment of this Indenture Supplement, the Series 2006-A Noteholders shall be the only Noteholders whose vote shall be required.

Section 8.2 Form of Delivery of the Series 2006-A Notes.

(a) The Class A Notes, the Class M Notes and the Class B Notes shall be Global Notes and shall be delivered as Registered Notes as provided in Sections 2.1 and 2.13 of the Indenture. The Class C Notes shall be Definitive Notes and shall be registered in the Note Register in the name of the initial purchaser of the Class C Notes identified in the Class C Note Purchase Agreement.

(b) The form of each of the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes, including the certificate of authentication, shall be substantially as set forth as Exhibits A-1, A-2, A-3 and A-4 hereto, respectively.

(c)(i) The Class A Notes, the Class M Notes or the Class B Notes that are not sold in offshore transactions in reliance on Regulation S under the Securities Act shall be offered and sold in reliance on the exemption from registration under Rule 144A (except for any sale directly from the Issuer) and shall be issued initially in the form of one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legends set forth in Section 8.8 hereto, as applicable, added to the form of such notes (each, a “Rule 144A Global Note”), which shall be registered in the name of the nominee of the Depository and deposited with the Indenture Trustee, as custodian for the Depository. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

(ii) The Class A Notes, the Class M Notes or the Class B Notes that are offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued initially, and during the “40 day distribution compliance period” described below shall remain, in the form of temporary global notes, without interest coupons (the “Temporary Regulation S Global Note”), to be held by the Depository and registered in the name of a nominee of the Depository or its custodian for the respective accounts of Euroclear and Clearstream duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The “40 day distribution compliance period” shall be terminated upon the later of (i) 40 days after the later of the (A) the commencement of the distribution of the Class A Notes, the Class M Notes or the Class B Notes and the (B) the Closing Date and (ii) receipt by the Indenture Trustee of a written certificate, together with copies of certificates substantially in the form of Exhibit C from Euroclear or Clearstream, certifying that the beneficial owner of such Temporary Regulation S Global Note is a non-U.S. person. Following the termination of the 40 day distribution compliance period, beneficial interests in the Temporary Regulation S Global Notes may be exchanged for beneficial interests in Permanent Global Notes (the “Permanent Regulation S Global Note”; and together with the Temporary Regulation S Global Note, the “Regulation S Global Notes”), which will be duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided and which will be deposited with the Indenture Trustee, as custodian for the Depository, and registered in the name of the Depository or a nominee thereof. Upon any exchange of a portion of a Temporary Regulation S Global Note for a comparable portion of a Permanent Regulation S Global Note, the Indenture Trustee shall endorse on the schedules affixed to each of such Regulation S Global Note (or on continuations of such schedules affixed to each of such Regulation S Global Note and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Note.

Section 8.3 Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 8.4 GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.5 Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Chase Bank USA, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Chase Bank USA, National Association in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 8.6 Rights of the Indenture Trustee. The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

Section 8.7 Additional Provisions. (a) The Additional Minimum Transferor Amount is hereby specified as an additional amount to be considered part of the Minimum Transferor Amount pursuant to clause (b) of the definition of Minimum Transferor Amount.

(b) Transferor shall not exercise its right to require reassignment to it or its designee of the Receivables in any Removed Account or “Removed Account” (as defined in the Pooling and Servicing Agreement) pursuant to Section 2.7(a) of the Transfer and Servicing Agreement or Section 2.9(a) of the Pooling and Servicing Agreement more than once during any Monthly Period; it being understood that this Section 8.7(b) shall not limit any right of the Transferor pursuant to Section 2.7(b) of the Transfer and Servicing Agreement or Section 2.9(b) of the Pooling and Servicing Agreement.

(c) Transferor shall not exercise its discount option pursuant to Section 2.10 of the Pooling and Servicing Agreement or Section 2.8 of the Transfer and Servicing Agreement.

Section 8.8 Restrictions on Transfer.

(a) On the Closing Date, the Issuer shall sell the Class A Notes, the Class M Notes and the Class B Notes to the Initial Purchasers and deliver such Notes in accordance herewith. Thereafter, none of the Class A Notes, the Class M Notes and the Class B Notes may be offered, sold or delivered within the United States or to, or for the benefit of, U.S. Persons as defined in Regulation S except to persons reasonably believed to be QIBs purchasing for their own account or for the accounts of one or more QIBs for which the purchaser is acting as fiduciary or agent in accordance with Rule 144A in reliance on the exemption from registration under Rule 144A. The Class A Notes, the Class M Notes and the Class B Notes may also be sold or resold, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S under the Securities Act.

(b) Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depository, transfers of a Global Note, in whole or in part, shall only be made in accordance with this Section 8.8(b).

(i) Subject to clauses (ii) and (iii) of this Section 8.8(b), transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of the Depository or to a successor of the Depository or such successor’s nominee.

(ii) If a holder of a beneficial interest in a Regulation S Global Note wishes to transfer all or a part of its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Rule 144A Global Note, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note of the same Class of Series 2006-A Notes. Upon receipt by the Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Transfer Agent and Registrar to cause such Rule 144A Global Note to be increased by an amount equal to such beneficial interest in such Regulation S Global Note but not less than the minimum denomination applicable to the related Class of Series 2006-A Notes to be exchanged, and (B) a certificate substantially in the form of Exhibit E-1 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Rule 144A Global Note is a QIB or is acquiring such interest on behalf of a QIB, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then Euroclear, Clearstream or the Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Regulation S Global Note by the aggregate principal amount of the interest in such Regulation S Global Note to be transferred, increase the Rule 144A Global Note specified in such instructions by an amount equal to such reduction in such principal amount of the Regulation S Global Note and make the corresponding adjustments to the applicable participants’ accounts.

(iii) If a holder of a beneficial interest in a Rule 144A Global Note wishes to transfer all or a part of its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note of the same Class of Series 2006-A Notes. Upon receipt by the Transfer Agent and Registrar of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Transfer Agent and Registrar to cause such Regulation S Global Note to be increased by an amount equal to the beneficial interest in such Rule 144A Global Note but not less than the minimum denomination applicable to the related Class of Series 2006-A Notes to be exchanged, and (B) a certificate substantially in the form of Exhibit E-2 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Regulation S Global Note is a non-U.S. Person located outside the United States and such transfer is being made pursuant to Rule 903 or 904 under Regulation S of the Securities Act, then Euroclear, Clearstream or the Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Rule 144A Global Note by the aggregate principal amount of the interest in such Rule 144A Global Note to be transferred, increase the Regulation S Global Note specified in such instructions by an aggregate principal amount equal to such reduction in the principal amount of the Rule 144A Global Note and make the corresponding adjustments to the applicable participants’ accounts.

(iv) In the event that a Class A Note, a Class M Note or a Class B Note initially represented by a Global Note is exchanged for one or more Definitive Notes pursuant to Section 2.14 of the Master Indenture, the related Class A Noteholder, Class M Noteholder or Class B Noteholder, as the case may be, shall be required to deliver a representation letter with respect to the matters described in Section 8.8(c). Such Definitive Notes may be exchanged for one another only upon delivery of a representation letter with respect to the matters described in Section 8.8(c) of this Indenture Supplement and in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A or are to non-U.S. Persons, or otherwise comply with Regulation S under the Securities Act, as the case may be) and as may be from time to time adopted by the Issuer and the Indenture Trustee.

(c) Each beneficial owner of a Class A Note, Class M Note and Class B Note shall be deemed to represent and agree as follows (terms used in this paragraph that are defined in Rule 144A or Regulation S under the Securities Act are used herein as defined therein):

(i) The owner either (a)(i) is a QIB, (ii) is aware that the sale of the Class A Notes, the Class M Notes or the Class B Notes, or any interest or participation therein, to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and if it is acquiring any such notes or any interest or participation therein for the account of any other QIB, that other QIB is aware that the sale is being made in reliance on Rule 144A, and (iii) is acquiring the notes or any interest or participation therein for its own account or for one or more accounts, each of which is a QIB, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than the minimum denomination of such note for the purchaser and for each such account or (b) is not a U.S. person and is purchasing the Class A Notes, the Class M Notes or the Class B Notes or any interest or participation therein in an off-shore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S.

(ii) The Class A Notes, Class M Notes and Class B Notes may not at any time be held by or on behalf of any person other than a QIB or a non-U.S. person purchasing in accordance with Regulation S.

(iii) The owner understands that the Class A Notes, Class M Notes and Class B Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Class A Notes, Class M Notes and Class B Notes have not been and will not be registered under the Securities Act or any state or applicable securities laws, and, if in the future the owner decides to offer, resell, pledge or otherwise transfer the notes, such notes may be offered, resold, pledged or otherwise transferred only in accordance herewith and the applicable legend on such

Series 2006-A Notes set forth in Exhibit A-1, A-2 or A-3, as applicable. The owner acknowledges that no representation is made by the Issuer or the Initial Purchasers, as the case may be, as to the availability of any exemption under the Securities Act or any applicable state securities laws for resale of the Series 2006-A Notes.

(iv) The owner understands that an investment in the Series 2006-A Notes involves certain risks, including the risk of loss of all or a substantial part of its investment. The owner has had access to such financial and other information concerning the Issuer and the notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Class A Notes, the Class M Notes or the Class B Notes, including an opportunity to ask questions of and request information from the Servicer and the Issuer. The owner has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Notes, the Class M Notes or the Class B Notes, and the owner and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of its investment for an indefinite period of time.

(v) In connection with the purchase of the Class A Notes, the Class M Notes or the Class B Notes (a) none of the Issuer, the Initial Purchasers, the Servicer, World Financial Network National Bank, the Transferor or the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the owner; (b) the owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Initial Purchasers, the Servicer, World Financial Network National Bank, the Transferor the Indenture Trustee other than in the offering memorandum for such Class A Notes, the Class M Notes or the Class B Notes and any representations expressly set forth in a written agreement with such party; (c) none of the Issuer, the Initial Purchasers, the Servicer, World Financial Network National Bank, the Transferor or the Indenture Trustee has given to the owner (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Class A Notes, the Class M Notes or the Class B Notes, (d) the owner has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to hereto) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Initial Purchasers, the Servicer, World Financial Network National Bank, the Transferor or the Indenture Trustee, (e) the owner has determined that the rates, prices or amounts and other terms of the purchase and sale of the notes reflect those in the relevant market for similar transactions, (f) the owner is purchasing the notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (g) the owner is a sophisticated investor familiar with transactions similar to its investment in the Class A Notes, the Class M Notes or the Class B Notes.

(vi) Each owner of a Class A Note, a Class M Note or a Class B Note or a beneficial interest in a Class A Note, a Class M Note or a Class B Note, by its acquisition thereof, shall be deemed to have represented, warranted and covenanted to the Issuer, the Servicer, World Financial Network National Bank, the Transferor, the Initial Purchasers and the Indenture Trustee that, for so long as it holds such Class A Note, Class M Note or Class B Note or beneficial interest therein, either (a) no part of the funds being used to pay the purchase price for such note constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Title I of ERISA or Section 4975 of the Code, an entity whose underlying assets include plan assets of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in the entity or any other plan that is subject to any other federal, state, non-U.S. or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, or (b) its purchase, holding and disposition of the Class A Note, the Class M Note or the Class B Note (or interest therein) will not result in a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar law.

(vii) The owner is not purchasing the Class A Notes, the Class M Notes or the Class B Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act.

(viii) The owner shall provide notice to each Person to whom it proposes to transfer any interest in the Class A Notes, the Class M Notes or the Class B Notes of the transfer restrictions and representations set forth herein, including the exhibits hereto.

(ix) The owner acknowledges that the Class A Notes, the Class M Notes and the Class B Notes do not represent deposits with or other liabilities of the Indenture Trustee, the Initial Purchasers, the Servicer, World Financial Network National Bank, the Transferor or any entity related to any of them or any other purchaser of the Class A Notes, the Class M Notes or the Class B Notes. Unless otherwise expressly provided herein, each of the Indenture Trustee, the Initial Purchasers, the Servicer, World Financial Network National Bank, the Transferor or any entity related to any of them and any other purchaser of the Class A Notes, the Class M Notes or the Class B Notes shall not, in any way, be responsible for or stand behind the capital value or the performance of the Class A Notes, the Class M Notes or the Class B Notes or the assets held by the Issuer.

(x) If such owner is a non-U.S. person, it is not purchasing the Class A Notes, the Class M Notes or the Class B Notes pursuant to a tax avoidance plan or in order to reduce its United States federal income tax liability.

(d) The Class C Notes shall be subject to the restrictions on transfer thereof set forth in the Class C Note Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer

By: Chase Bank USA, National Association, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Sarika M. Sheth
Name:	Sarika M. Sheth
Title:	Assistant Vice President

BNY MIDWEST TRUST COMPANY, as Indenture Trustee

By:	/s/ David H. Hill
Name:	David H. Hill
Title:	Assistant Vice President

Acknowledged and Accepted:

WORLD FINANCIAL NETWORK NATIONAL BANK, as Servicer

By:	/s/ Robert P. Armiak
Name:	Robert P. Armiak
Title:	Vice President and Treasurer

WFN CREDIT COMPANY, LLC as Transferor

By:	/s/ Robert P. Armiak
Name:	Robert P. Armiak
Title:	Vice President and Treasurer

S-1	Indenture Supplement

Exhibit I (Page 1)